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                                                                      Exhibit 24

                    Consent of Independent Public Accountants

As independent public accountants, we hereby consent to the incorporation by reference in this Amendment No. 1 to the registration statement on Form S-3 of our report dated December 3, 1993 incorporated by reference in United Inns, Inc.'s Form 10-K for the year ended September 30, 1993, and to all references to our firm included in this registration statement.


/s/ Frazee, Tate & Associates

Memphis, Tennessee
September 23, 1994